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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 8, 1996

                          DURAMED PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

    Delaware                         0-15242                     11-2590026
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


          7155 East Kemper Road, Cincinnati, Ohio 45249 (513) 731-9900
        (Address and telephone number, including area code, of principal executive offices)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 2, 3, 4, 6 and 8 are not applicable and are omitted from this Report.

Item 5.       Other Events

              The information set forth in the Proxy Statement/Prospectus dated August 8, 1996 contained in the Company's Registration Statement (No. 333-06901) on Form S-4, as amended, is incorporated herein by reference.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

              (a) Financial Statements of Business Acquired.

                  Not Applicable

              (b) Pro Forma Financial Information.

                  Not Applicable

              (c) Exhibits.

                  The following exhibit is filed with this Report on Form 8-K:

                  Regulation S-K
                    Exhibit No.         Exhibit
                  ---------------       -------
                       99               Proxy Statement/Prospectus dated August 8, 1996


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 8, 1996      DURAMED PHARMACEUTICALS, INC.

                                   By /s/ Timothy J. Holt
                                     ----------------------------------
                                     Timothy J. Holt
                                     Senior Vice President-Finance and
                                       Administration



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